SECURITIES SUBSCRIPTION AGREEMENT

         THIS SECURITIES SUBSCRIPTION AGREEMENT dated as of October 1, 1999 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Rule 505 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation D.

         This Agreement has been executed by the undersigned "Buyer" in connection with the private placement of certain convertible debenture promissory notes, in the aggregate sum of $750,000.00 of Floridino's International Holdings Inc., a corporation organized under the laws of Florida, with its principal executive offices located at 8141 State Road 33, Lakeland, Florida 33506 (hereinafter referred to as "Seller"). Buyer hereby represents and warrants to, and agrees with Seller as follows:

SECURITIES SUBJECT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THE UNIT NOR ANY COMPONENT THEREOF OR INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE OWNER OF SUCH UNIT, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH UNIT, OR COMPONENT THEREOF OR INTEREST THEREIN, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         1.  Agreement To Subscribe: Purchase Price.
             --------------------------------------

                  (a) Subscription. The undersigned Buyers hereby subscribe for and agree to purchase a portion of the Seller's convertible debenture promissory notes, in the aggregate sum of $750,000.00 of Floridino's International Holdings Inc., (hereinafter "Securities").

                  (b) Payment. The aggregate Purchase Price for the Securities to be purchased by the Buyers shall that portion of the Seven Hundred Fifty Thousand United States Dollars (U.S. $750,000.00) that each Buyer subscribes to (the "Purchase Price"), which shall be payable to the Seller within five (5) days of subscription to this private placement.

                  (c) Closing. Subject to the satisfaction of the conditions set forth in Sections 7 and 8 hereof, the consummation of the transactions contemplated hereby will occur on or before October 14, 1999.

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         2.  Buyer Representations and Covenants; Access to Information.
             ----------------------------------------------------------

         In connection with the purchase and sale of the Securities, Buyer represents and warrants to, and covenants and agrees with Seller as follows:

         (i) Buyer is purchasing the Securities for its own account and Buyer is qualified to purchase the Securities under the laws for its jurisdiction of residence, and is an accredited investor under the 1933 Act, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction; Buyer is not, and on the closing date will not be, an affiliate of Seller;

         (ii) All offers and sales of any of the Securities by Buyer shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 505 or pursuant to registration of securities under the 1933 Act;

         (iii) The transactions contemplated by this Agreement are not and will not be part of a plan or scheme by Buyer, to evade the registration provisions of the 1933 Act;

         (iv) Buyer understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exclusions and the suitability of Buyer and any purchaser from Buyer to acquire the Securities;

         (v) Buyer has not conducted or permitted and shall not conduct or permit any general solicitation relating to the offer and sale of any of the Securities;

         (vi) Buyer has the full right, power and authority to enter into this Agreement and to consummate the transaction contemplated herein. This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

         (vii) The execution and delivery of this Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Buyer of any of the terms of provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of Buyer or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Buyer is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Buyer or any of its properties or assets;

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         (viii) All invitation, offers and sales of or in respect of, any of the
Securities, by Buyer and any distribution of Buyer of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations.

         (ix) Buyer will not make any offer or sale of the Securities by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place;

         (x) Buyer (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and applicable tax considerations and it (or others form whom it is contracting hereunder) is solely responsible (and Seller is not in any way responsible) for compliance with applicable resale restrictions and applicable tax legislation;

         (xi) No Government Recommendation or Approval. Buyer understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities;

         (xii) Current Public Information. Buyer acknowledges that the Company is to be a "Reporting Issuer" and it and its advisors, if any, have been furnished with the opportunity to ask questions about, and request copies of materials relating to, the business, finances and operations of Seller. Buyer further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries, to the extent made; on the basis of the foregoing, the Buyer believes that an investment pursuant to the terms hereof is an appropriate and suitable investment for the Buyer.

         (xiii) Buyer's Sophistication. Buyer acknowledges that the purchase of the Securities involves a high degree of risk, including the total loss of Buyer's investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities. Buyer understands that, at the time of issuance, the Securities are not being registered under the 1933 Act, and therefore Buyer must bear the economic risk of this investment for the period up to any registration.

         (xiv) Tax Status. Buyer is not a "10-percent Shareholder" (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986, as amended) of Seller.

         (xv) High Degree of Risk. The Buyer realizes that this investment involves a high degree of risk, including the total loss of the investment.

         (xvi) Ability to Bear the Risk. The Buyer is able to bear the economic risk of the investment.

         (xvii) Forward Looking Information. The Buyer acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

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         (xviii) Accredited Investor Status. The undersigned represents and warrants that it is an "accredited investor" as defined in Regulation D.

         (xix) Short Position. Neither the Buyer nor any of its affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Securities or any other securities of the Company until after one hundred twenty (120) days from the closing of this transaction.

         (xx) Independent Investigation. The Buyer in electing to subscribe for the Promissory Notes hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by it and its representatives, if any, and the Buyer has been given no oral or written representation or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

         3.  Seller Representations and Covenants.
             ------------------------------------

                  (a) Reporting Company Status. Seller is to be a "Reporting Issuer." Seller's Common Stock (the "Common Stock"), is currently traded on the OTC - Bulletin Board (symbol "FDNO") and is currently obligated to file interim financial reports with the Securities and Exchange Commission.

                  (b) Current Publication Information. To the extent requested by the Buyer, Seller has furnished Buyer with copies of materials relating to the business finances and operations of the Seller's business.

                  (c) Concerning the Securities. The issuance, sale and delivery of the Promissory Notes have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Promissory Note has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Promissory Notes, shall be duly and validly issued, fully paid, and non-assessable and will not subject to holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Seller.

                  (d) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (e) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a

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default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

                  (f) Approvals. Seller is not aware of any authorization, approval or consent of any U.S. governmental body which is legally required for the issuance and sale of the Promissory Notes and the Common Stock issuable upon conversion thereof as contemplated by this Agreement.

                  (g) Filings. Seller undertakes and agrees pursuant to the sale of its securities under Regulation D to make all necessary filings in connection with the sale of its securities as required by the laws and regulations of the United States.

                  (h) No Prior Offerings. Seller has not undertaken any offerings in the last six (6) months which should be integrated into the transaction.

         4. Exemption: Reliance on Representations. Buyer understands that the offer and sale of the Securities are not being registered under the 1933 Act at the time of issue.

         5.  Transfer Agent Instruction.
             --------------------------

                  (a) Subject to section 11 hereof it shall be the Seller's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of any necessary opinion letter to the transfer agent, if so required, provided Buyer provides such certificates and information as may be reasonably required to support that opinion. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. The shares of common stock subscribed to thereunder shall be in the name of the subscriber or their nominees.

                  (b) The issuance of certificates representing the share of Common does not in any manner imply that such shares are free from the resale restrictions more fully described in Section 11 hereof.

         6. Authorized and Issued Shares. The Seller shall at all times reserve and have available all Common Stock necessary to comply with the terms of this Agreement.

         7. Conditions to Seller's Obligation To Sell. Seller's obligation to sell the Securities is conditioned upon:

                  (a) The receipt and acceptance by Seller of this Agreement executed by Buyer.


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                  (b) Delivery into the closing depository of good funds by
Buyer as payment in full of the purchase price of the Securities.

                  (c) All of the representations and warranties of the Buyer contained in this Agreement shall be true and correct on the Payment Date with the same force and effect as if made on and as of the Payment Date. The Buyer shall have performed or complied with all agreements and satisfied all conditions on its part to be performed, complied with or satisfied at or prior to the Payment Date.

                  (d) No order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Securities shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, contemplated.

                  (e) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would prevent the issuance of the Securities. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued that would prevent the issuance of the Securities.

         8. Conditions To Buyer's Obligation To Purchase. Buyer's obligation to purchase the Securities is conditioned upon:

                  (a) The confirmation of receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by the duly authorized officer of Seller; and

                  (b) delivery of the Securities to the Escrow Agent.

         9. Offering Materials and Resale Restrictions. Except for this Subscription Agreement, no offering materials and documents have been used in connection with the offer and sale of the Securities. The Securities have not been registered under the 1993 Act or applicable state securities laws; neither Buyer, nor any direct or indirect purchaser of the Securities from Buyer, may directly or indirectly offer or sell the Securities unless the Securities are registered under 1933 Act, any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities, (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by Seller, Buyer, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. In order to prevent resale transactions in violation of state securities laws, the buyer may only engage in resale transactions, to the extent otherwise permitted in jurisdictions in which an applicable exemptions available. Such restriction on resales may limit the ability of investors to resell the underlying Securities.

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         10. No Shareholder Approval. Seller hereby agrees that from the Closing
Date until the issuance of Common Stock upon the conversion of the Promissory Notes, Seller will not take any action which would require Seller to seek shareholder approval of such issuance unless such shareholder approval is required by law or regulatory body (including but not limited to the Nasdaq
Stock Market, Inc.) as a result of the issuance of the Securities hereunder.

         11.  Miscellaneous.
              -------------

                  (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  (b) Buyer is an independent contractor, and is not the agent of Seller. Buyer is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

                  (c) Seller makes no representations or warranty with respect to Seller, its finances, assets, business prospects or otherwise. Buyer will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and Seller personnel as it may reasonably request for such investigation.

                  (d) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

                  (e) This Agreement shall be construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. Buyer and Seller hereby waive trial by jury and consent to exclusive jurisdiction and venue in the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

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         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

                                    Official Signatory of Seller:

                                    FLORIDINO'S INTERNATIONAL HOLDINGS INC.


                                    By:          /s/ Nick Pirgousis
                                         --------------------------
                                    Title:      CEO
                                           -------------------------------


                                    BUYER:

                                    ALMOND RESOURCES LTD.


                                    By:       /s/ Iain Brown
                                         ---------------------------------

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                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)

                              By:       Iain Brown on Behalf of Almond Resources

                              Title:    President
                                        ----------------------------------------

                              Address:  87 Argyle Road, Kirn, Dunson, Scotland

Accepted this 14th day of October, 1999 on behalf of the Company

                                    By:      /s/ Iain Brown
                                        -------------------------



         On behalf of FIH:                   /s/Nick Pirgousis
                                        -------------------------



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                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

         IN WITNESS WHEREOF, the undersigned has executed this Subscription on this 14 day of October, 1999.

         The undersigned hereby subscribes to the sum of $750,000 of the private placement offered by Seller. Manner in which Title is to be held (Please Check
One):

         1.       Individual

         2.       Joint Tenants with Right of Survivorship

         3.       Community Property

         4.       Tenants in Common

         5.       Corporation/Partnership

         6.       IRA

         7.       Trust/Estate/Pension of Profit Sharing Plan

         8. As a Custodian for __________________under the Uniform Gift to Minors Act of the State of _______________.

         9.       Married with Separate Property

      X 10.       Non-U.S. Citizens


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                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11





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